UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007 (June 28, 2007)

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

On June 28, 2007, Wyeth (the “Company”) announced the election of Greg Norden as Senior Vice President and Chief Financial Officer, Wyeth, effective immediately. Mr. Norden also will serve on Wyeth’s Management, Law/Regulatory Review, Operations, Human Resources and Benefits, and Retirement Committees. Mr. Norden, age 49, joined Wyeth in 1989 and has held positions of increasing responsibility. His most recent position was Executive Vice President and Chief Financial Officer, Wyeth Pharmaceuticals, a position he held since 2000. Mr. Norden’s previous roles have included Senior Vice President, Finance and Chief Financial Officer, American Home Food Products and Senior Vice President and Chief Financial Officer, Wyeth Laboratories—North America. Prior to joining Wyeth, Mr. Norden was employed by Arthur Andersen & Company in New York. He is also licensed as a certified public accountant.

In connection with Mr. Norden’s promotion, Mr. Norden’s annual base salary was increased to $700,000 effective July 1, 2007. In addition, the Compensation and Benefits Committee of the Company’s Board of Directors granted supplemental performance share unit awards to Mr. Norden that will convert to shares of the Company’s common stock based on the Company’s earnings per share performance in 2009 and 2008, among other factors, as follows:

	Original Target Award	Supplemental Award	Target Award After Supplement
2009 Performance Year	7,500	17,500	25,000
2008 Performance Year	6,670	13,330	20,000

The terms of these supplemental performance share unit awards are consistent with the terms of the original performance share unit awards granted to Mr. Norden and other executive officers of the Company with respect to the 2009 and 2008 performance years in April 2007 and April 2006, respectively. The Company’s performance share unit awards are described in the Company’s 2007 proxy statement.

Wyeth’s press release announcing Mr. Norden’s election is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Departure of Principal Financial Officer

As previously announced, former Chief Financial Officer and Vice Chairman Kenneth J. Martin left the Company at the end of June 2007 to pursue personal interests.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

(99.1)	Wyeth Press Release, dated June 28, 2007, announcing the election of Greg Norden as Senior Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007	WYETH

	By:	/s/Eileen M. Lach
	Name:	Eileen M. Lach
	Title:	Vice President, Corporate Secretary and
Associate General Counsel

EXHIBITS

Exhibit Number	Description

(99.1)	Wyeth Press Release, dated June 28, 2007, announcing the election of Greg Norden as Senior Vice President and Chief Financial Officer.